The Universal Institutional Funds, Inc. Statement of Additional Information Supplement

September 21, 2005

The Universal Institutional Funds, Inc.

Supplement dated September 21, 2005 to The Universal Institutional Funds, Inc. Statement of Additional Information dated April 29, 2005

Mitchell M. Merin has resigned as President of the funds in the Fund Complex. Ronald E. Robison has replaced Mr. Merin as President of the funds in the Fund Complex.

Please retain this supplement for future reference.